Exhibit 10.8

Execution Version

TWENTY-NINTH AMENDMENT TO CREDIT AGREEMENT

THIS TWENTY-NINTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of March 29, 2024 is entered into among GREENBROOK TMS INC., an Ontario corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and MADRYN FUND ADMINISTRATION, LLC, a Delaware limited liability company, as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent have entered into that certain Credit Agreement dated as of July 14, 2022 (as amended, restated, amended and restated, supplemented, extended or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent make certain modifications to the Credit Agreement; and

WHEREAS, the Lenders are willing to make the changes to the Credit Agreement as set forth herein, subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment to Credit Agreement. Section 7.01(a) of the Credit Agreement is hereby amended and restated to read, in its entirety, as follows:

(a)as soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Borrower (or, if earlier, when required to be filed with the SEC), a consolidated statement of financial position of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of net loss and comprehensive loss, changes in equity and cash flows for such fiscal year (or, following the conversion to the Applicable Accounting Standard set forth in clause (b) of such definition, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year), setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with the Applicable Accounting Standard, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; provided, that, it is understood and agreed that with respect to the fiscal year ended December 31, 2023, (i) the Loan Parties may deliver the annual financial statements and report and opinion of an independent certified public accountant pursuant to this Section 7.01(a) on or prior to April 15, 2024 and (ii) the report and opinion of an independent certified public accountant delivered pursuant to this Section 7.01(a) may be subject to a “going concern” or like qualification or exception; and

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2. Conditions Precedent.  This Agreement shall be effective upon the receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Loan Parties, the Required Lenders and the Administrative Agent

3. Reaffirmation.  Each of the Loan Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Investment Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans.  Furthermore, the Loan Parties acknowledge and confirm (i) that the Administrative Agent and the Lenders have performed fully all of their obligations under the Credit Agreement and the other Investment Documents and (ii) that by entering into this Agreement, the Administrative Agent and the Lenders do not, except as expressly set forth herein, waive or release any term or condition of the Credit Agreement or any of the other Investment Documents or any of their rights or remedies under such Investment Documents or any applicable Laws or any of the obligations of the Loan Parties thereunder.

4.Release.  As a material part of the consideration for the Administrative Agent and the Lenders entering into this Agreement (this Section 4, the “Release Provision”):

(a)Each Loan Party agrees that the Administrative Agent, the Lenders, each of their respective Affiliates and each of the foregoing Persons’ respective officers, managers, members, directors, advisors, sub-advisors, partners, agents and employees, and their respective successors and assigns (hereinafter all of the above collectively referred to as the “Lender Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under or otherwise arising in connection with the Credit Agreement or the other Investment Documents on or prior to the date hereof.

(b)Each Loan Party hereby acknowledges, represents and warrants to the Lender Group that:

(i)it has read and understands the effect of the Release Provision.  Each Loan Party has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for such Loan Party has read and considered the Release Provision and advised such Loan Party with respect to the same.  Before execution of this Agreement, each Loan Party has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)no Loan Party is acting in reliance on any representation, understanding, or agreement not expressly set forth herein.  Each Loan Party acknowledges that the Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)each Loan Party has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

(iv)each Loan Party is the sole owner of its respective claims released by the Release Provision, and no Loan Party has heretofore conveyed or assigned any interest in any such claims to any other Person.

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(c)The Loan Parties understand that the Release Provision was a material consideration in the agreement of the Administrative Agent and the Lenders to enter into this Agreement.  The Release Provision shall be in addition to any right, privileges and immunities granted to the Administrative Agent and the Lenders under the Investment Documents.

5.Miscellaneous.

(a)The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Investment Documents, except as expressly modified by this Agreement, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  This Agreement is a Loan Document.

(b)Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Investment Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Investment Documents (except as expressly modified hereby).

(c)The Loan Parties hereby represent and warrant as follows:

(i)each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement.

(ii)this Agreement has been duly executed and delivered by each Loan Party party hereto and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against each such Loan Party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting enforceability of creditors’ rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement.

(iv)(A) the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Investment Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date and (B) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)Each of the Loan Parties hereby affirms the Liens created and granted in the Loan Documents in favor of the Administrative Agent, for the benefit of the Secured Parties, and agrees

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that this Agreement does not adversely affect or impair such liens and security interests in any manner.

(e)This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	GREENBROOK TMS INC.,
an Ontario corporation

	By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President & CEO

GUARANTORS:	TMS NEUROHEALTH CENTERS INC.,
a Delaware corporation

	By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS SERVICES, LLC,
a Delaware limited liability company

	By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS ROCKVILLE, LLC,
a Maryland limited liability company

	By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS KENSINGTON, LLC,
a Maryland limited liability company

	By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS INC.

TWENTY-NINTH AMENDMENT TO CREDIT AGREEMENT

TMS NEUROHEALTH CENTERS FREDERICK, LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS GREENBELT, LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS GLEN BURNIE, LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS COLUMBIA, LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS ANNAPOLIS, LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS OWINGS MILLS, LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS INC.

TWENTY-NINTH AMENDMENT TO CREDIT AGREEMENT

GREENBROOK TMS BEL AIR LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS EASTON LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS SOUTHERN MARYLAND LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS TOWSON LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS WILMINGTON LLC,
a Delaware limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS TYSONS CORNER, LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS INC.

TWENTY-NINTH AMENDMENT TO CREDIT AGREEMENT

TMS NEUROHEALTH CENTERS RESTON, LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS ASHBURN, LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS WOODBRIDGE, LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS FAIRFAX LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS ARLINGTON LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS RICHMOND, LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS INC.

TWENTY-NINTH AMENDMENT TO CREDIT AGREEMENT

TMS NEUROHEALTH CENTERS CHARLOTTESVILLE, LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS VIRGINIA BEACH, LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS NEWPORT NEWS LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS MIDLOTHIAN LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS FREDERICKSBURG LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS ROANOKE LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS INC.

TWENTY-NINTH AMENDMENT TO CREDIT AGREEMENT

GREENBROOK TMS LYNCHBURG LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS CHRISTIANSBURG LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS CARY LLC,
a North Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS NORTH RALEIGH LLC,
a North Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS CHAPEL HILL LLC,
a North Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS GREENSBORO LLC,
a North Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS INC.

TWENTY-NINTH AMENDMENT TO CREDIT AGREEMENT

GREENBROOK TMS WINSTON-SALEM LLC,
a North Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS FAYETTEVILLE LLC,
a North Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS MOORESVILLE LLC,
a North Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS SOUTH CAROLINA LLC,
a South Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS GREENVILLE LLC,
a South Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS ST. LOUIS LLC,
a Missouri limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS INC.

TWENTY-NINTH AMENDMENT TO CREDIT AGREEMENT

GREENBROOK TMS SOUTHERN ILLINOIS LLC,
an Illinois limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS AUSTIN CENTRAL LLC,
a Texas limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS AUSTIN NORTH LLC,
a Texas limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS HOUSTON LLC,
a Texas limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS FORT BEND LLC,
a Texas limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS WEST HARTFORD LLC,
a Connecticut limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS INC.

TWENTY-NINTH AMENDMENT TO CREDIT AGREEMENT

GREENBROOK TMS EASTERN CONNECTICUT LLC,
a Connecticut limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS CLEARWATER LLC,
a Florida limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS ST. PETERSBURG LLC,
a Florida limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS TAMPA LLC,
a Florida limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS CLEVELAND LLC,
an Ohio limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS NORTH DETROIT LLC,
a Michigan limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS INC.

TWENTY-NINTH AMENDMENT TO CREDIT AGREEMENT

GREENBROOK TMS MICHIGAN LLC,
a Michigan limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS BLOOMFIELD HILLS LLC,
a Michigan limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

ACHIEVE TMS CENTERS LLC,
a Delaware limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

ACHIEVE TMS ALASKA LLC,
an Alaska limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS CENTER OF ALASKA LLC,
an Alaska limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

ACHIEVE TMS EAST, LLC,
a Delaware limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS INC.

TWENTY-NINTH AMENDMENT TO CREDIT AGREEMENT

CHECK FIVE, LLC,
a Delaware limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

CHECK STAFFING, LLC,
a Florida limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

CHFIVE, LLC,
a Delaware limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

1555 A NEW LLC,
a Florida limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS INC.

TWENTY-NINTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	MADRYN FUND ADMINISTRATION, LLC,

	By:	MADRYN ASSET MANAGEMENT, LP,
its Managing Partner

		By:	MADRYN ASSET MANAGEMENT GP, LLC,
its General Partner

			By:	/s/ Avinash Amin
Name: Avinash Amin
Title: Sole Member

GREENBROOK TMS INC.

TWENTY-NINTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	MADRYN HEALTH PARTNERS II, LP

	By:	MADRYN HEALTH ADVISORS II, LP,
its General Partner

		By:	MADRYN HEALTH ADVISORS GP II, LLC,
its General Partner

			By:	/s/ Avinash Amin
Name: Avinash Amin
Title: Managing Member

MADRYN HEALTH PARTNERS II (CAYMAN MASTER), LP

By:	MADRYN HEALTH ADVISORS II, LP,
its General Partner

	By:	MADRYN HEALTH ADVISORS GP II, LLC,
its General Partner

		By:	/s/ Avinash Amin
Name: Avinash Amin
Title: Managing Member

MADRYN SELECT OPPORTUNITIES, LP

By:	MADRYN SELECT ADVISORS, LP,
its General Partner

	By:	MADRYN SELECT ADVISORS GP, LLC,
its General Partner

		By:	/s/ Avinash Amin
Name: Avinash Amin
Title: Member

GREENBROOK TMS INC.

TWENTY-NINTH AMENDMENT TO CREDIT AGREEMENT